EXHIBIT 99

CONSENT

           This CONSENT, dated as of August 9, 2004 (this “Consent”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of July 2, 2003, as amended (the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, as agent for the Lenders (the “Administrative Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.

W I T N E S S E T H:

           WHEREAS, the Borrower has requested that the undersigned Lenders and the Administrative Agent consent to, and the undersigned Lenders and the Administrative Agent have agreed to consent to, certain actions to be taken by the Borrower upon the terms and subject to the conditions set forth below;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

           1.      Consent under Section 6.03 of the Credit Agreement. The Lenders consent to the delivery by the Borrower pursuant to Sections 6.03(a), (d), (e) and (j) of the Credit Agreement of the financial statements and certificates in respect of the fiscal quarter ended June 30, 2004 and the fiscal month ended July 31, 2004 on or prior to September 30, 2004 rather than the dates set forth in such Sections and agree that delivery of such financial statements and certificates on or prior to September 30, 2004 shall not result in a Default or Event of Default.

           2.      Consent under Section 8.07 of the Credit Agreement. The Lenders agree that the failure of the Borrower to comply with the provisions of Sections 7.4 and 10.17 of the 1998 Indenture and Sections 7.4 and 10.17 of the Senior Unsecured Notes Indenture shall not result in a Default or Event of Default under Section 8.07 of the Credit Agreement as long as the Borrower complies with such Sections on or before September 30, 2004; provided that the agreements set forth in this Section 2 shall terminate on the earlier of (i) the date the holders of the 1998 Subordinated Notes or of the Senior Unsecured Notes have the right to accelerate payment thereof or otherwise take remedial action against the Borrower and (ii) ten days after a notice of default of the type contemplated by Section 5.1(c) of the 1998 Indenture or Section 5.1(c) of the Senior Unsecured Notes Indenture has been given. The Borrower agrees that it shall immediately notify the Administrative Agent if it receives a notice of default from the trustee under the 1998 Indenture or the Senior Unsecured Notes Indenture or from any holder of 1998 Subordinated Notes or Senior Unsecured Notes.

           3.      Consent to Accounting for Deferred Payment Obligations. The Borrower has notified the Lenders that it may have to restate its financial statements for fiscal periods ended prior to June 30, 2004 in order to record a liability that has accumulated to approximately $5,000,000 as of June 30, 2004 related to certain repayment obligations due in 2015 or later on certain membership contracts. The Lenders consent to the delivery of financial statements for fiscal periods ended prior to June 30, 2004 that do not contain a recordation of such liability and agree that delivery of financial statements without such recordation for fiscal periods ended prior to June 30, 2004 shall not result in a Default or Event of Default; provided that the agreements set forth in this sentence shall terminate on the earlier of (i) the date the holders of the 1998 Subordinated Notes or of the Senior Unsecured Notes have the right to accelerate payment thereof or otherwise take remedial action against the Borrower and (ii) ten days after a notice of default of the type contemplated by Section 5.1(c) of the 1998 Indenture or Section 5.1(c) of the Senior Unsecured Notes Indenture has been given.

           4.      Effectiveness. This Consent shall become effective as of the date first set forth above (the “Effective Date”) at such time as the Administrative Agent shall have received counterparts of this Consent duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders.

           5.      Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Consent: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

           6.      Counterparts. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Consent by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

           7.      Continuing Effect. Except as expressly waived or agreed to hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect.

           8.      GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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           IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ William G. Fanelli
Name: William G. Fanelli
Title: Senior Vice President, Acting Chief Financial Officer

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/s/ Barry K. Bergman
Name: Barry K. Bergman
Title: Vice President

Bally Total Fitness Holding Corporation Consent dated as of August 9, 2004 under the Amended and Restated Credit Agreement

Deutsche Bank Trust Company Americas
[LENDER]

By:	/s/ Brenda Casey
Name: Brenda Casey
Title: Vice President

Bally Total Fitness Holding Corporation Consent dated as of August 9, 2004 under the Amended and Restated Credit Agreement

General Electric Capital Corporation
[LENDER]

By:	/s/ Robert M. Kadlick
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

Bally Total Fitness Holding Corporation Consent dated as of August 9, 2004 under the Amended and Restated Credit Agreement

LaSalle Bank National Association
[LENDER]

By:	/s/ Amy Long
Name: Amy Long
Title: First Vice President

THE CONSENT IS ACKNOWLEDGED AND AGREED:

BALLY'S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
CONNECTICUT COAST FITNESS CENTERS, INC.
CONNECTICUT VALLEY FITNESS CENTERS, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH & FITNESS CENTERS OF NEW YORK, INC.
HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.
HOLIDAY HEALTH CLUBS OF THE SOUTHEAST, INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
HOLIDAY UNIVERSAL, INC.
JACK LALANNE FITNESS CENTERS, INC.
JACK LALANNE HOLDING CORP.
MANHATTAN SPORTS CLUB, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
PHYSICAL FITNESS CENTERS OF PHILADELPHIA, INC.
PROVIDENCE FITNESS CENTERS, INC.
RHODE ISLAND HOLDING COMPANY
SCANDINAVIAN HEALTH SPA, INC.
SCANDINAVIAN U.S. SWIM & FITNESS, INC.
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
CRUNCH FITNESS INTERNATIONAL, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
SPORTSLIFE GWINNETT, INC.
SPORTSLIFE, INC.
SPORTSLIFE ROSWELL, INC.
SPORTSLIFE STONE MOUNTAIN, INC.
SPORTSLIFE TOWN CENTER II, INC.
WEST VILLAGE GYM AT THE ARCHIVES LLC

By:	/s/ William G. Fanelli
Name: William G. Fanelli
Title:	Senior Vice President, Acting Chief Financial Officer
for each of the Guarantors listed above